                                                                      EXHIBIT 99

Heller Equipment Asset Receivables Trust 1999-1
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Collections and Distribution
14-Jun-99

Collection Period                                                       02-May-99         to              01-Jun-99
Determination Date                                                      09-Jun-99
Distribution Date                                                       14-Jun-99

Available Amounts
-----------------
         Scheduled Payments plus Payaheads, net of Excluded Amounts                       11,282,350.11
         Prepayment Amounts                                                                  508,655.79
         Recoveries                                                                                0.00
         Investment Earnings on Collection Account and Reserve Fund                           25,507.62
         Late Charges                                                                          5,669.75
         Servicer Advances                                                                 1,086,867.32

         Total Available Amounts                                                          12,909,050.59
         -----------------------                                                          -------------

Payments on Distribution Date
-----------------------------

         Trustee Fees (only applicable pursuant to an Event of Default)                            0.00

         Unreimbursed Servicer Advances to the Servicer                                            0.00

         Monthly Servicing Fee, if Heller Financial, Inc. is not the Servicer                      0.00

         Interest due to Class A-1 Notes                                                     503,987.07

         Interest due to Class A-2 Notes                                                     292,282.57

         Interest due to Class A-3 Notes                                                     620,095.82

         Interest due to Class A-4 Notes                                                     146,800.09

         Interest due to Class B Notes                                                        46,869.58

         Interest due to Class C Notes                                                        41,618.90

         Interest due to Class D Notes                                                        29,539.11

         Class A-1 Principal Payment Amount                                               11,049,832.00

         Class A-2 Principal Payment Amount                                                        0.00

         Class A-3 Principal Payment Amount                                                        0.00

         Class A-4 Principal Payment Amount                                                        0.00

         Class B Principal Payment Amount                                                          0.00

         Class C Principal Payment Amount                                                          0.00

         Class D Principal Payment Amount                                                          0.00

         Additional Principal to Class A-2 Notes                                                   0.00

         Additional Principal to Class A-3 Notes                                                   0.00

         Additional Principal to Class A-4 Notes                                                   0.00

         Additional Principal to Class B Notes                                                     0.00

         Additional Principal to Class C Notes                                                     0.00

         Additional Principal to Class D Notes                                                     0.00

         Monthly Servicing Fee, if Heller Financial, Inc. is the Servicer                    123,700.82

         Deposit to the Reserve Fund                                                          54,324.63

         Excess to Certificateholder                                                               0.00

         Total distributions to Noteholders and Certificateholders                        12,909,050.59
         ---------------------------------------------------------                        -------------


Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules
14-Jun-99
Trustee Fees, in Event of Default only
--------------------------------------

           Trustee fees due on Distribution Date                          0.00


Unreimbursed Servicer Advances
------------------------------

           Unreimbursed Servicer Advances                                 0.00


Monthly Servicing Fee Schedule, if Servicing has been transferred
-----------------------------------------------------------------

    (i)    Servicing Fee Percentage                                      0.40%
    (ii)   ADCB of Contract Pool as of the 1st
           day of the Collection Period                         371,102,449.30
    (iii)  Servicing Fee (((i)/12) x (ii))                                0.00
    (iv)   Servicing Fee accrued but not paid in prior periods            0.00
           Total Servicing Fee due and accrued ((iii) + (iv))             0.00

           Servicing Fee carried forward                                  0.00

           Monthly Servicing Fee distributed                              0.00

Class A-1 Interest Schedule
---------------------------

           Opening Class A-1 principal balance                  114,589,972.32
           Class A-1 Interest Rate                                    4.94795%
           Number of days in Accrual Period                                 32
           Current Class A-1 interest due                           503,987.07
           Class A-1 interest accrued but not paid in
            prior periods                                                 0.00
           Total Class A-1 interest due                             503,987.07
           Class A-1 interest carried forward                             0.00

           Class A-1 interest distribution                          503,987.07


Class A-2 Interest Schedule
---------------------------

           Opening Class A-2 principal balance                   66,680,434.00
           Class A-2 Interest Rate                                       5.26%
           Current Class A-2 interest due                           292,282.57
           Class A-2 interest accrued but not paid
            in prior periods                                              0.00
           Total Class A-2 interest due                             292,282.57
           Class A-2 interest carried forward                             0.00

           Class A-2 interest distribution                          292,282.57


Class A-3 Interest Schedule
---------------------------

           Opening Class A-3 principal balance                  135,293,633.00
           Class A-3 Interest Rate                                       5.50%
           Current Class A-3 interest due                           620,095.82
           Class A-3 interest accrued but not paid
            in prior periods                                              0.00
           Total Class A-3 interest due                             620,095.82
           Class A-3 interest carried forward                             0.00

           Class A-3 interest distribution                          620,095.82


Class A-4 Interest Schedule
---------------------------

           Opening Class A-4 principal balance                   31,345,216.00
           Class A-4 Interest Rate                                       5.62%
           Current Class A-4 interest due                           146,800.09
           Class A-4 interest accrued but not paid
            in prior periods                                              0.00
           Total Class A-4 interest due                             146,800.09
           Class A-4 interest carried forward                             0.00

           Class A-4 interest distribution                          146,800.09

Class B Interest Schedule
-------------------------

         Opening Class B principal balance                         9,663,831.00
         Class B Interest Rate                                            5.82%
         Current Class B interest due                                      0.00
         Class B interest accrued but not paid in prior periods       46,869.58
         Total Class B interest due                                        0.00
         Class B interest carried forward                             46,869.58

         Class B interest distribution                                46,869.58


Class C Interest Schedule
-------------------------

         Opening Class C principal balance                         7,731,065.00
         Class C Interest Rate                                            6.46%
         Current Class C interest due                                 41,618.90
         Class C interest accrued but not paid in prior periods            0.00
         Total Class C interest due                                   41,618.90
         Class C interest carried forward                                  0.00

         Class C interest distribution                                41,618.90


Class D Interest Schedule
-------------------------

         Opening Class D principal balance                         3,865,532.00
         Class D Interest Rate                                            9.17%
         Current Class D interest due                                 29,539.11
         Class D interest accrued but not paid in prior periods            0.00
         Total Class D interest due                                   29,539.11
         Class D interest carried forward                                  0.00

         Class D interest distribution                                29,539.11


Class A-1 Principal Schedule
----------------------------

         Class A-1 Maturity Date                                   May 15, 2000
  (i)    Opening Class A-1 principal balance                     114,589,972.32
 (ii)    Aggregate outstanding principal of Notes plus
          Overcollateralization Balance                          371,102,449.30
(iii)    ADCB as of last day of the Collection Period            360,052,617.30
 (iv)    Monthly Principal Amount ( (ii) - (iii) )                11,049,832.00
         Class A-1 Principal Payment Amount due (lesser
         of (i) or (iv))                                          11,049,832.00
         Class A-1 Principal Payment Amount distribution          11,049,832.00

         Class A-1 Principal Balance after current distribution  103,540,140.32


Class A Principal Payment Amount
--------------------------------

  (i)    Aggregate opening Class A-2, A-3 and A-4 Outstanding
          Principal Amount                                       233,319,283.00
 (ii)    Class A Target Investor Principal Amount
          (90.9583% * ending ADCB)                               327,497,739.80
         Class A Principal Payment Amount                                  0.00
         Funds available for distribution                                  0.00


Class A-2 Principal Schedule
----------------------------

         Opening Class A-2 principal balance                      66,680,434.00
         Class A-2 Principal Payment Amount distribution                   0.00

         Class A-2 principal balance after current distribution   66,680,434.00


Class A-3 Principal Schedule
----------------------------

         Opening Class A-3 principal balance                     135,293,633.00
         Class A-3 Principal Payment Amount distribution                   0.00

         Class A-3 principal balance after current distribution  135,293,633.00


Class A-4 Principal Schedule
----------------------------
         Opening Class A-4 principal balance                                                     31,345,216.00
         Class A-4 Principal Payment Amount distribution                                                  0.00

         Class A-4 principal balance after current distribution                                  31,345,216.00


Class B Principal Schedule
--------------------------

         Opening Class B principal balance                                                        9,663,831.00
         Class B Target Investor Principal Amount (3.7674% * ending ADCB)                        13,564,622.30
         Class B Floor                                                                           (6,339,472.75)
         Class B Principal Payment Amount due                                                             0.00
         Class B Principal Payment Amount distribution                                                    0.00

         Class B principal balance after current distribution                                     9,663,831.00


Class C Principal Schedule
--------------------------

         Opening Class C principal balance                                                        7,731,065.00
         Class C Target Investor Principal Amount (3.0139% * ending ADCB)                        10,851,625.83
         Class C Floor                                                                           (1,584,867.69)
         Class C Principal Payment Amount due                                                             0.00
         Class C Principal Payment Amount distribution                                                    0.00

         Class C principal balance after current distribution                                     7,731,065.00


Class D Principal Schedule
--------------------------

         Opening Class D principal balance                                                        3,865,532.00
         Class D Target Investor Principal Amount (1.5070% * ending ADCB)                         5,425,992.94
         Class D Floor                                                                             (115,965.77)
         Class D Principal Payment Amount due                                                             0.00
         Class D Principal Payment Amount distribution                                                    0.00

         Class D principal balance after current distribution                                     3,865,532.00


Additional Principal Schedule
-----------------------------

         Floors applicable (Yes/No)                                                                         No
         Monthly Principal Amount                                                                11,049,832.00
         Sum of Principal Payments payable on all classes                                        11,049,832.00
         Additional Principal payable                                                                     0.00
         Additional Principal available, if payable                                                       0.00

         Class A-2 Additional Principal allocation                                                        0.00
         Class A-2 principal balance after current distribution                                  66,680,434.00

         Class A-3 Additional Principal allocation                                                        0.00
         Class A-3 principal balance after current distribution                                 135,293,633.00

         Class A-4 Additional Principal allocation                                                        0.00
         Class A-4 principal balance after current distribution                                  31,345,216.00

         Class B Additional Principal allocation                                                          0.00
         Class B principal balance after current distribution                                     9,663,831.00

         Class C Additional Principal allocation                                                          0.00
         Class C principal balance after current distribution                                     7,731,065.00

         Class D Additional Principal allocation                                                          0.00
         Class D principal balance after current distribution                                     3,865,532.00

Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer
-------------------------------------------------------------------------
     (i)      Servicing Fee Percentage                                                                                         0.40%
     (ii)     ADCB of Contract Pool as of the 1st day of the Collection Period                                       371,102,449.30
     (iii)    Servicing Fee due ( ( (i) /12 ) * (ii) )                                                                   123,700.82
     (iv)     Servicing Fee accrued but not paid in prior periods                                                              0.00

              Total Servicing Fee due and accrued ( (iii) + (iv) )                                                             0.00

              Servicing Fee carried forward                                                                              123,700.82


              Monthly Servicing Fee distributed                                                                          123,700.82




Reserve Fund Schedule
---------------------

              ADCB as of the end of the Collection Period                                                            360,052,617.30
              Required Reserve Amount (ending ADCB * 0.70%)                                                            2,520,368.32
              Prior month Reserve Fund balance                                                                           877,849.85
              Deposit to Reserve Fund - excess funds                                                                      54,324.63
              Interim Reserve Fund Balance                                                                               932,174.48
              Current period draw on Reserve Fund for Reserve Interest Payments                                                0.00
              Current period draw on Reserve Fund for Reserve Principal Payments                                               0.00
              Excess to Certificateholder                                                                                      0.00
              Ending Reserve Fund balance                                                                                932,174.48

              Reserve Fund balance as a percentage of ADCB as of the end of the Collection Period                              0.26%



Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Note Factors
14-Jun-99
         Class A-1
         ---------
         Class A-1 principal balance                                                                          103,540,140.32
         Initial Class A-1 principal balance                                                                  130,040,761.00

         Note factor                                                                                            0.7962129868

         Class A-2
         ---------
         Class A-2 principal balance                                                                           66,680,434.00
         Initial Class A-2 principal balance                 66,680,434.00                                     66,680,434.00

         Note factor                                                                                            1.0000000000

         Class A-3
         ---------
         Class A-3 principal balance                                                                          135,293,633.00
         Initial Class A-3 principal balance                135,293,633.00                                    135,293,633.00

         Note factor                                                                                            1.0000000000

         Class A-4
         ---------
         Class A-4 principal balance                                                                           31,345,216.00
         Initial Class A-4 principal balance                 31,345,216.00                                     31,345,216.00

         Note factor                                                                                            1.0000000000

         Class B
         -------
         Class B principal balance                                                                              9,663,831.00
         Initial Class B principal balance                    9,663,831.00                                      9,663,831.00

         Note factor                                                                                            1.0000000000

         Class C
         -------
         Class C principal balance                                                                              7,731,065.00
         Initial Class C principal balance                    7,731,065.00                                      7,731,065.00

         Note factor                                                                                            1.0000000000

         Class D
         -------
         Class D principal balance                                                                              3,865,532.00
         Initial Class D principal balance                    3,865,532.00                                      3,865,532.00

         Note factor                                                                                            1.0000000000


Heller Equipment Asset Receivables Trust 1999-1
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations
14-Jun-99

Cumulative Loss Amount Schedule
-------------------------------
     (i)       Outstanding Principal Amount of the Notes as of the preceding Distribution Date                       369,169,683.32
     (ii)      Overcollateralization Balance as of the preceding Distribution Date                                     1,932,765.98
     (iii)     Monthly Principal Amount                                                                               11,049,832.00
     (iv)      Available Amounts remaining after the payment of interest                                              11,227,857.45
     (v)       ADCB as of the end of the Collection                                                                  360,052,617.30
               Period Cumulative Loss Amount                                                                                   0.00

Class B Floor Calculation
-------------------------

               Class B Floor percentage                                                                                       1.86%
               Initial ADCB                                                                                          386,553,237.98
               Cumulative Loss Amount for current period                                                                       0.00
               Sum of Outstanding Principal Amount of Class C Notes, Class D Notes
                and Overcollateralization Balance                                                                     13,529,362.98
               Class B Floor                                                                                          (6,339,472.75)

Class C Floor Calculation
-------------------------

               Class C Floor percentage                                                                                       1.09%
               Initial ADCB                                                                                          386,553,237.98
               Cumulative Loss Amount for current period                                                                       0.00
               Sum of Outstanding Principal Amount of Class D Notes and Overcollateralization Balance                  5,798,297.98
               Class C Floor                                                                                          (1,584,867.69)

Class D Floor Calculation
-------------------------

               Class D Floor percentage                                                                                       0.47%
               Initial ADCB                                                                                          386,553,237.98
               Cumulative Loss Amount for current period                                                                       0.00
               Overcollateralization Balance                                                                           1,932,765.98
               Class D Floor                                                                                            (115,965.76)

Heller Financial, Inc. is the Servicer (Yes/No)                                                                                 Yes

An Event of Default has occurred  (Yes/No)                                                                                       No

10% Substitution Limit Calculation
----------------------------------

               ADCB as of the Cut-off Date:                                                                          386,553,237.98

               Cumulative DCB of Substitute Contracts replacing materially modified contracts                                  0.00
               Percentage of Substitute Contracts replacing materially modified contracts                                     0.00%

               Percentage of Substitute Contracts replacing modified contracts exceeds 10% (Yes/No)                              No

5% Skipped Payment Limit Calculation
------------------------------------

               The percent of contracts with Skipped Payment modifications                                                    0.00%
               The DCB of Skipped Payment modifications exceeds 5% of the initial ADCB (Yes/No)                                  No
               Any Skipped Payments have been deferred later than January 1, 2006                                               N/A


Heller Equipment Asset Receivables Trust 1999-1
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data
14-Jun-99

Pool Data
---------
ADCB as of the first day of the Collection Period                                                                    371,102,449.30
ADCB as of the last day of the Collection Period                                                                     360,052,617.30

DCB as of the first day of the Collection Period of Contracts that became Defaulted Contracts                                  0.00
Number of Contracts that became Defaulted Contracts during the period                                                             0
Defaulted Contracts as a percentage of ADCB (annualized)                                                                      0.00%

DCB of Contracts as of the last day of the Collection Period that became Prepaid Contracts                               470,202.42
Number of Prepaid Contracts as of the last day of the Collection Period                                                           3

DCB of Contracts as of the last day of the Collection Period that were added as Substitute Contracts                           0.00
Number of Substitute Contracts as of the last day of the Collection Period                                                        0

DCB of Contracts as of the last day of the Collection Period that became Warranty Contracts                                    0.00
Number of Warranty Contracts as of the last day of the Collection Period                                                          0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period                               0.00

Cumulative Servicer Advances paid by the Servicer                                                                      1,102,026.09
Cumulative reimbursed Servicer Advances                                                                                   15,158.77


Delinquencies and Losses                                              Dollars                           Percent
------------------------                                              -------                           -------

         Current                                                   341,069,322.78                             94.73%
         31-60 days past due                                        14,192,831.96                              3.94%
         61-90 days past due                                         1,994,382.70                              0.55%
         Over 90 days past due                                       2,796,079.86                              0.78%
                                                                 ----------------                   ----------------
         Total                                                     360,052,617.30                            100.00%

         31+ days past due                                          18,983,294.52                              5.27%


     (i)      Cumulative ADCB of Defaulted Contracts (cumulative gross losses to date)                                         0.00
     (ii)     Cumulative Recoveries realized on Defaulted Contracts                                                            0.00
              Cumulative net losses to date  ((i) - (ii))                                                                      0.00